Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

4. INCOME TAXES

The components of our reported provision in lieu of income taxes are as follows:

	Year Ended December 31,
	2011	2010	2009
Reported in operating expenses:
Current:
US federal	$(55)	$(6)	$19
State	21	21	17
Deferred:
US federal	248	183	117
State	—	—	(3)
Amortization of investment tax credits	(5)	(5)	(5)

Total	209	193	145

Reported in other income and deductions:
Current:
US federal	9	11	13
State	1	1	1
Deferred federal	10	10	14

Total	20	22	28

Total provision in lieu of income taxes	$229	$215	$173

Reconciliation of provision in lieu of income taxes computed at the US federal statutory rate to provision in lieu of income taxes:

	Year Ended December 31,
	2011	2010	2009
Income before provision in lieu of income taxes	$596	$567	$493

Provision in lieu of income taxes at the US federal statutory rate of 35%	$209	$198	$173
Amortization of investment tax credits – net of deferred tax effect	(5)	(5)	(5)
Amortization (under regulatory accounting) of statutory tax rate changes	(3)	(3)	(2)
Texas margin tax, net of federal tax benefit	14	13	12
Medicare subsidy	—	(1)	(6)
Nondeductible losses (gains) on benefit plan investments	(1)	(1)	(1)
Other, including audit settlements	15	14	2

Reported provision in lieu of income taxes	$229	$215	$173

Effective rate	38.4%	37.9%	35.1%

The net amounts of $2.018 billion and $1.827 billion reported in the balance sheets at December 31, 2011 and 2010, respectively, as liability in lieu of deferred income taxes include amounts previously recorded as net deferred tax liabilities. Upon the sale of equity interests in 2008 (see Note 9), we became a partnership for US federal income tax purposes, and the temporary differences that gave rise to the deferred taxes will, over time, become taxable to the equity holders. Under a tax sharing agreement among us and our equity holders (see Note 1), we make payments to the equity holders for income taxes as the partnership earnings become taxable to the equity holders. Accordingly, as the temporary differences become taxable, we will pay the equity holders. In the unlikely event such amounts are not paid under the tax sharing agreement, it is probable that they would be reimbursed to rate payers.

At December 31, 2011 and 2010, we had $49 million and $13 million of alternative minimum tax (AMT) credit carryforwards, respectively, available to offset future tax sharing payments. The AMT credit carryforwards have no expiration date. At December 31, 2011, we had net operating loss (NOL) carryforwards for federal income tax purposes of $248 million that expire in 2032. The NOL carryforwards can be used to offset future taxable income. We expect to use all of our NOL carryforwards prior to their expiration date.

Accounting For Uncertainty in Income Taxes

Prior to November 2008, we were a member of the EFH Corp. consolidated tax group. Effective with the November 2008 sale of equity interests, we became a partnership for US federal income tax purposes. EFH Corp. and its subsidiaries file income tax returns in US federal, state and foreign jurisdictions and are subject to examinations by the IRS and other taxing authorities. Examinations of EFH Corp. and its subsidiaries' income tax returns for the years ending prior to January 1, 2007 are complete, but the tax years 1997 through 2006 remain in appeals with the IRS. Texas franchise and margin tax returns are under examination or still open for examination for tax years beginning after 2002. Subsequent to November 2008, we are not a member of the EFH Corp. consolidated tax group and assess our liability for uncertain tax positions in our partnership returns.

The IRS audit for the years 2003 through 2006 was concluded in June 2011. A significant number of proposed adjustments are in appeals with the IRS. The results of the audit did not affect management's assessment of issues for purposes of determining the liability for uncertain tax positions.

The following table summarizes the changes to the uncertain tax positions, reported in other noncurrent liabilities in our consolidated balance sheet, during the years ended December 31, 2011, 2010 and 2009:

	2011	2010	2009
Balance at January 1, excluding interest and penalties	$82	$71	$122
Additions based on tax positions related to prior years	44	31	22
Reductions based on tax positions related to prior years	—	(20)	(73)

Balance at December 31, excluding interest and penalties	$126	$82	$71

Of the balances at December 31, 2011 and 2010, $115 million and $71 million, respectively, represent tax positions for which the uncertainty relates to the timing of recognition for tax purposes. The disallowance of such positions would not affect the effective tax rate, but would accelerate the payment of cash under the tax sharing agreement to an earlier period.

Noncurrent liabilities included a total of $21 million and $18 million in accrued interest at December 31, 2011 and 2010, respectively. Amounts recorded related to interest and penalties totaled an expense of $2 million in the year ended December 31, 2011 and a benefit of $1 million and $5 million in the years ended December 31, 2010 and 2009, respectively, as a result of reversals of previously accrued amounts (all amounts after tax). The federal income tax benefit on the interest accrued on uncertain tax positions is recorded as liability in lieu of deferred income taxes.

With respect to tax positions for which the ultimate deductibility is uncertain (permanent items), should EFH Corp. or we sustain such positions on income tax returns previously filed, our liabilities recorded would be reduced by $11 million, resulting in increased net income and a favorable impact on the effective tax rate.

We do not expect the total amount of liabilities recorded related to uncertain tax positions will significantly increase or decrease within the next 12 months.